                                                                   EXHIBIT 10.33

                     FIRST AMENDMENT TO CONSULTING CONTRACT

This First Amendment ("Amendment") to the Consulting Contract dated September 30, 2001 (the "Agreement") by and amongst Transmedia Network Inc. (now known as Idine Rewards Network Inc.), Frank Felix Associates, LTD, and Frank Schmeyer (each a "Party" and collectively, the "Parties") amends the Agreement as follows:

WHEREAS, the Parties wish to change certain elements of the Agreement; and

WHEREAS, the Parties desire to continue their relationship; and

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledge, the Parties agree to amend the Agreement as follows:

Except as and if provided otherwise herein, the definitions and defined terms contained in the Agreement shall have the same meaning herein.

                           Exhibit G to the Agreement:

The original Exhibit G to the Agreement is deleted and replaced by the attached Exhibit G - Revised Sept. 2002.

All other terms and provisions of the Agreement remain in full force and effect.

Idine Rewards Network Inc.                Frank Felix Associates, LTD


        /s/ Stephen E. Lerch                  /s/ Frank Schmeyer, Pres & CEO
-------------------------------------     --------------------------------------
By:  Stephen E. Lerch, Executive          By:  Frank Schmeyer, President and
Vice President and Chief Financial        Chief Executive Officer
Officer                                   Duly Authorized
Duly Authorized

                                          Frank Schmeyer


                                              /s/ Frank Schmeyer
                                          -----------------------------------
                                          By:  Frank Schmeyer

                         EXHIBIT G - REVISED SEPT. 2002

                        [Fixed Fee and Staffing Schedule]



                        MONTHLY FIXED FEE & STAFFING LEVELS:

    ------------  -----------------  --------------------  ------------  -------
          1.          11/01/2001     12/31/2001              $245,000       13
    ------------  -----------------  --------------------  ------------  -------
          2.          01/01/2002     03/31/2002              $245,000       13

    ------------  -----------------  --------------------  ------------  -------
          3.          04/01/2002     06/30/2002              $245,000       13

    ------------  -----------------  --------------------  ------------  -------
          4.          07/01/2002     9/30/2002               $245,000       13

    ------------  -----------------  --------------------  ------------  -------
          5.          11/01/2002     End of Contract         $245,000       13
    ------------  -----------------  --------------------  ------------  -------